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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                               September 18, 2000
                             ---------------------


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Islands of Bermuda           0-25456                  13-3795510
        ----------------------------------------------------------------
        (State or other            (Commission             (IRS Employer
        jurisdiction of            File Number)           Identification
        incorporation)                                            Number

            Cedar House, 41 Cedar Avenue, Hamilton, Bermuda      HM 12
          --------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244
                     --------------------------------------

                                GLOBALSTAR, L.P.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                      333-25461                      13-3759824
     -----------------------------------------------------------------------
     (State or other               (Commission                 (IRS Employer
     jurisdiction of               File Number)               Identification
     incorporation)                                                   Number


                  3200 Zanker Road, San Jose, California  95134
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  (408)933-4000
                                  -------------




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Item 5.  Other Events.

                  Globalstar Telecommunications Limited ("GTL") has entered into a purchase agreement with Bear, Stearns International Limited ("Bear Stearns"), under which Bear Stearns has agreed to purchase, subject to certain conditions and over several tranches, up to $105 million of shares of GTL common stock as set forth in the Prospectus Supplement and Purchase Agreement filed as exhibits hereto and incorporated by reference herein.

                  GTL will use the proceeds from the sales to purchase partnership interests in Globalstar, L.P., which, in turn, will use the proceeds for general corporate purposes including capital expenditures, operations (including marketing and distribution of phones and services) and interest expense.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

Exhibit 1         Prospectus Supplement dated September 18, 2000

Exhibit 2 Purchase Agreement dated as of September 18, 2000 among Globalstar Telecommunications Limited, Globalstar, L.P. and Bear, Stearns International Limited.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GLOBALSTAR TELECOMMUNICATIONS
                                             LIMITED


                                            By: /s/ Richard J. Townsend
                                               ---------------------------
                                            Name:  Richard J. Townsend
                                            Title: Vice President and
                                                   Chief Financial Officer


                                            GLOBALSTAR, L.P.

                                            By:  Loral/Qualcomm Satellite
                                            Services, L.P., its managing
                                            general partner

                                            By:  Loral/Qualcomm Partnership,
                                            L.P., its general partner

                                            By:  Loral General Partner, Inc.,
                                            its general partner


                                            By: /s/ Avi Katz
                                                ----------------------------
                                            Name:   Avi Katz
                                            Title:  Vice President and
                                                    Secretary




Date: September 18, 2000